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                                                                   Exhibit 10.2


                                   FORM OF
                                    WAIVER


     THIS WAIVER is made and entered into as of the ___ day of _______, 2000 by [insert name of employee] (the "Employee") and IFCO Systems N.V., a public limited liability company organized under the laws of the Netherlands ("IFCO Systems").


                              W I T N E S S E T H
                              -------------------

     WHEREAS, ___________________ (the "Employer") and the Employee entered into that certain Employment Agreement, dated __________, 199_ (the "Employment Agreement");

     WHEREAS, the Employment Agreement contemplates that, upon a Change of Control as (defined in the Employment Agreement), the Employee has the right to terminate the Employment Agreement and receive severance compensation in an amount equal to two or three times, depending on the satisfaction of certain conditions, the Employee's base salary for the greater of 12 months or the remaining term of employment under the Employment Agreement (the "Termination Provision");

     WHEREAS, IFCO Systems, IFCO Europe Beteiligungs GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("IFCO Europe"), MTS Okologistik Verwaltungs GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("MTS"), Schoeller International Logistic Beteiligungsgesellschaft mbH), a limited liability company organized under the laws of the Federal Republic of Germany ("IFCO International"), Schoeller Logistic Industries GmbH (formerly known as Schoeller Packaging Systems GmbH), a limited liability company organized under the laws of the Federal Republic of Germany ("Schoeller Industries"), Silver Oak Acquisition Corp., a corporation organized under the laws of the State of Delaware ("Silver Oak"), and PalEx, Inc., a corporation organized under the laws of the State of Delaware ("PalEx"), have entered into an Amended and Restated Agreement and Plan of Reorganization, dated as of October 6, 1999 and effective as of March 29, 1999 (the "Merger Agreement");

     WHEREAS, the consummation of the transactions contemplated in the Merger Agreement will constitute a Change of Control (as defined in the Employment Agreement) and give rise to the Termination Provision;

     WHEREAS, pursuant to the Merger Agreement, PalEx has agreed to use its reasonable efforts to obtain waivers of any such Termination Provisions and obtaining such waivers is condition to the obligations of IFCO Systems, Schoeller Industries and Silver Oak to consummate the transactions contemplated in the Merger Agreement; and

     WHEREAS, the Employee desires to waive the Termination Provision.
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                                                                               2


     NOW, THEREFORE, in consideration of the promises contained herein, the undersigned Employee and IFCO Systems hereby agree as follows:

        1.    Waiver.  Pursuant to Section 9.7(e) of the Merger Agreement, the
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undersigned Employee hereby waives the Termination Provision in connection with and effective upon the consummation of the transactions contemplated in the Merger Agreement.

        2.        Continuation of Employment Agreement.  Except as otherwise
                  ------------------------------------
modified by this Waiver, IFCO Systems agrees to cause the Employer, as a direct or indirect wholly owned subsidiary of IFCO Systems after consummation of the transactions contemplated in the Merger Agreement, to otherwise continue the Employment Agreement in full force and effect pursuant to the terms thereof.

        3.        Successor and Assigns.  This Waiver shall be binding upon the
                  ---------------------
undersigned and each of his or her respective heirs and assigns.

        4.        Governing Law.  This Waiver shall be governed by the laws of
                  -------------
the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this Waiver as of the day and year first above written.


                              [NAME OF EMPLOYEE]



                              By:__________________________
                                 [name of Employee]


                              IFCO SYSTEMS N.V.


                              By:__________________________
                                 Name
                                 Title: